UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)            May 10, 2006
                                                --------------------------------


                           Molecular Diagnostics, Inc.
               (Exact name of registrant as specified in charter)

       Delaware                         0-935                  36-4296006
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(State or other jurisdiction        (Commission               (IRS Employer
of incorporation)                   File Number)             Identification No.)


414 North Orleans Street, Suite 502, Chicago, Illinois                 60610
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       (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code          (312) 222-9550
                                                   -----------------------------

                                 NotApplicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      (a) Previous independent registered public accounting firm

            (i) On May 10, 2006, Registrant was informed by Altschuler, Melvoin and Glasser LLP that such firm was resigning as Registrant's independent registered public accounting firm.

            (ii) The report of Altschuler, Melvoin and Glasser LLP on the consolidated financial statements for fiscal 2005 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the opinion contained a "going concern" explanatory paragraph. The report of Altschuler, Melvoin and Glasser LLP on the consolidated financial statements for fiscal 2004 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the opinion contained a "going concern" explanatory paragraph and a disclaimer of opinion on the financial statements for the year ended December 31, 2003 of Samba
Technologies, SARL, a wholly-owned subsidiary of the Registrant, which statements were audited by other auditors.

            (iii) In connection with its audits for the two most recent fiscal years and through May 10, 2006, there have been no disagreements with Altschuler, Melvoin and Glasser LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Altschuler, Melvoin and Glasser LLP would have caused them to make reference thereto in their report on the financial statements for such years.

            (iv) The Registrant has requested that Altschuler, Melvoin and Glasser LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated May 15, 2006 is filed as Exhibit 16 to this Form 8-K.

      (b) New independent registered public accounting firm

      On May 15, 2006, the Registrant engaged Amper, Politziner & Mattia, P.C. to act as its registered public accounting firm. Amper, Politziner & Mattia, P.C. replaces Altschuler, Melvoin and Glasser LLP, which firm resigned on May 10, 2006.

      Prior to the engagement of Amper, Politziner & Mattia, P.C., neither the Registrant nor anyone on behalf of the Registrant consulted with Amper, Politziner & Mattia, P.C. during the Registrant's two most recent fiscal years and through May 15, 2006, on any manner regarding: (A) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements or either written or oral advice that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue, or (B) the subject of either a disagreement or event specified in Item 304(a)(1)(iv) of Regulation S-B.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (d) Exhibits: The following exhibit is filed with this report:

Exhibit 16        Letter from Altschuler, Melvoin and Glasser LLP



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Molecular Diagnostics, Inc.


Dated: May 16, 2006                         By:/s/ David Weissberg, M.D.
                                            ----------------------------
                                            David Weissberg, M.D.
                                            Chairman and Chief Executive Officer